Comerica Bank

Comerica Incorporated

Investor Presentation

May 2022

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica's status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Brief Overview

We will raise your expectations of what a bank can be

Comerica Bank

Facts
- 170+ year history
- 16th largest U.S. bank[1,2]
- 7,484 employees

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans among peers[1]

Retail Bank
- ~34% of total deposits
- 433 banking centers & ~655 ATMs

Wealth Management
- $205B assets under administration
- ~25,000 personal & institutional clients

Attractive Footprint
- 12 of 15 largest metropolitan areas[3]
- 7 of 10 fastest growing metropolitan areas[3,4]



MI
24%
Loans[5]
$48.3B
CA
36%
Other Markets[6]
20%
TX
20%



MI
35%
Deposits[5]
$79.1B
CA
30%
Other Markets[6]
20%
TX
15%

3/31/22 • [1]Source: S&P Global Market Intelligence as of 4Q21 • [2]Commercial Banks • [3]U.S. Census Bureau; by population 2020; Includes all locations with employees & offices • [4]2020 vs 2019 by number of people • [5]1Q22 Average • [6]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

Key Strengths

Poised to support growth

Comerica Bank

Relationship Focused
- Expertise in specialty businesses
- Long-tenured, experienced team

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Expense Control
- Continuous improvement culture
- Invest for the future
- Leveraging technology to drive productivity & growth

Uniquely Positioned
- Nimble asset size
- Weighted to commercial banking
- Strong deposit base

1Q22 Review

Comerica Bank

Environmental Sustainability

$1.8B in green loans & commitments (3/31/22), up 52% over 3/31/21

Reporting **GHG data since 2009** & externally assured since 2013

GHG Goals: reduce scope 1 & 2 emissions 50% by 2025 (already met), 65% by 2030 & 100% by 2050

Member of **Partnership for Carbon Accounting Financials**

Customized, in-house employee **education** and **engagement** program on sustainability & climate topics

Community

Committed $95MM to assist low-to moderate-income housing in 2022 through low-income housing tax credits

Collected ~1,500 prom dresses for teens served by local nonprofits

~100 Comerica volunteers held a **book drive for elementary school** students

Diversity, Equity & Inclusion

50% of executive officers are women or racial/ethnic minorities

Named **2022 Best Places to Work** for **LGBTQ+ Equality** by the Human Rights Campaign

Modernization

Transform retail delivery

- Align resources to best serve customers
- Enhance small business focus

Align corporate facilities

- Right size & modernize footprint
- Increase brand awareness
- Focus on community presence

Optimize Technology

- Accelerate cloud migration
- Enhance customer experience
- Increase colleague productivity

Deposits[1]



71.4
11%
79.1
1Q21
1Q22

General Middle Market Loans[1]



Loans w/ PPP[2]
Loans ex. PPP
11.9
10.6
16%
4%
12.4 12.2
1Q21
1Q22

Large Corporate Loans[1]



4.3
20%
5.2
1Q21
1Q22

[1]Average; Dollars in billions • [2]Paycheck Protection Program (PPP)

1Q22 Results

Comerica Bank

Solid loan growth; Seasonality impacted deposits, revenue & expenses

(millions, except per share data)	1Q22	4Q21	1Q21	Change From 4Q21	Change From 1Q21
Average loans	$48,273	$47,825	$50,589	$448	$(2,316)
Average loans, ex. PPP	47,938	47,136	47,013	802	925
Average deposits	79,103	84,537	71,392	(5,434)	7,711
Net interest income	456	461	443	(5)	13
Provision for credit losses	(11)	(25)	(182)	14	171
Noninterest income[1]	244	289	270	(45)	(26)
Noninterest expenses[1]	473	486	447	(13)	26
Provision for income tax	49	61	98	(12)	(49)
Net income	189	228	350	(39)	(161)
Earnings per share[2]	$1.37	$1.66	$2.43	$(0.29)	($1.06)
CET1[3]	9.93%	10.13%	11.02%		

Key Performance Drivers 1Q22 compared to 4Q21

- Loan growth momentum in many businesses, partly offset by decreases in Mortgage Banker & PPP
- Deposits reflect seasonality
- MBS & swap portfolios increased to deploy excess liquidity & lock in higher yields
- Net interest income benefit from loan & securities growth offset by PPP decrease
- Reserves released; Reserve ratio 1.21%; Net charge-offs of 6 bps
- Noninterest income impacted by large decreases in warrant income & deferred comp as well as seasonal decline in customer activity
- Expense discipline continued; also, included decrease in deferred comp & seasonal increase
- Repurchased $35MM shares[4]

[1]Includes gains/(losses) related to deferred comp asset returns of ($7MM) 1Q22, $5MM 4Q21, $3MM 1Q21 • [2]Diluted earnings per common share • [3]1Q22 estimated; 1Q21 reflects deferral of CECL standard impact as calculated per regulatory guidance • [4]Shares repurchased under share repurchase program

Loans

Strong momentum in many businesses, partly offset by Mortgage Banker & PPP


Loans
($ in billions)
50.6
49.8
48.1
47.8
48.3
3.09
3.25
3.39
3.26
3.22
1Q21
2Q21
3Q21
4Q21
1Q22
Average Balances
49.3
49.6
4Q21
1Q22
Period-end
Loan Yields %

Average loans increased $448MM[1]

- \+ $423MM General Middle Market
- \+ $407MM Corporate Banking
- \+ $363MM Equity Fund Services
- \+ $199MM National Dealer Services
- \+ $120MM Environmental Services
- \- $852MM Mortgage Banker

Ex. PPP, average loans grew $802MM, or 2%

- Ex-PPP, General Middle Market grew 5%
- PPP average loans $335MM, $354MM decrease

Line Utilization stable at 46%

Loan yields decreased 4 bps

- \- 6 bps impact of PPP
- \- 1 bps lower nonaccrual activity
- \+ 3 bps higher rates

1Q22 compared to 4Q21 • [1]See Average Loans slide for more details

Quarterly Average Loans

Business Line	1Q22	4Q21	1Q21
Middle Market			
General	$12.4	$11.9	$11.9
Energy	1.3	1.3	1.5
National Dealer Services	4.1	3.9	5.3
Entertainment	1.1	1.2	0.8
Tech. & Life Sciences	0.9	0.8	1.0
Equity Fund Services	3.2	2.8	2.6
Environmental Services	2.0	1.8	1.5
Total Middle Market	$24.9	$23.9	$24.7
Corporate Banking			
US Banking	3.7	3.3	3.0
International	1.5	1.5	1.3
Commercial Real Estate	6.6	6.6	6.7
Mortgage Banker Finance	1.6	2.4	3.2
Business Banking	3.3	3.3	4.1
Commercial Bank	$41.5	$41.0	$42.9
Retail Bank	$2.0	$2.1	$2.6
Wealth Management	$4.7	$4.8	$5.1
TOTAL	$48.3	$47.8	$50.6

By Market	1Q22	4Q21	1Q21
Michigan	$11.7	$11.4	$12.3
California	17.2	17.1	17.9
Texas	9.8	9.5	10.1
Other Markets[1]	9.7	9.8	10.2
TOTAL	$48.3	$47.8	$50.6

Business Loans as a % of Total Loans
(percentages; 4Q21)


92
88
86
80
78
76
70
64
63
61
54
48
CMA
CFR
BOKF
ZION
FHN
SNV
KEY
RF
MTB
FITB
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Deposits

Reflects seasonality & customers using funds in businesses; Up 11% relative to 1Q21



Deposits
($ in billions)
71.4
75.5
79.1
84.5
79.1
82.3
77.6
0.08
0.06
0.06
0.05
0.05
1Q21
2Q21
3Q21
4Q21
1Q22
4Q21
1Q22
Average Balances
Period-end
Deposit Rate[1] %

Average deposits decreased $5.4B

- $2.6B noninterest-bearing
- $2.9B interest-bearing

Loan to deposit ratio[2] 64%

Total funding costs steady at 6 bps[3]



Deposit Growth[4,5]
(percentages; 1Q22 vs 1Q21; average)
11
9
CMA
Peer Avg.



NIB / Total Deposits[4]
(percentages; 1Q22; average)
55
38
CMA
Peer Avg.

1Q22 compared to 4Q21 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/22 • [3]Interest incurred on liabilities as a percent of average noninterest–bearing deposits & interest-bearing liabilities • [4]Source for peer data: S&P Global Market Intelligence • [5]Excludes HBAN due to recent acquisition

Quarterly Average Deposits

Business Line	1Q22	4Q21	1Q21
Middle Market			
General	$22.2	$24.7	$20.4
Energy	0.6	0.6	0.6
National Dealer Services	1.9	2.1	0.5
Entertainment	0.3	0.2	0.2
Tech. & Life Sciences	7.3	8.3	6.2
Equity Fund Services	1.2	1.5	0.9
Environmental Services	0.3	0.4	0.2
Total Middle Market	$33.9	$37.8	$28.9
Corporate Banking			
US Banking	2.7	3.4	3.1
International	2.3	2.2	2.3
Commercial Real Estate	2.2	2.1	1.9
Mortgage Banker Finance	0.6	0.7	0.9
Business Banking	4.4	4.6	4.1
Commercial Bank	$46.0	$50.8	$41.1
Retail Bank	$26.9	$26.7	$24.3
Wealth Management	$5.3	$5.7	$4.8
Finance / Other[1]	$0.9	$1.3	$1.1
TOTAL	$79.1	$84.5	$71.4

By Market	1Q22	4Q21	1Q21
Michigan	$28.1	$28.5	$25.7
California	23.5	26.5	19.9
Texas	11.8	12.0	10.8
Other Markets[2]	14.7	16.2	14.0
Finance / Other[1]	0.9	1.3	1.1
TOTAL	$79.1	$84.5	$71.4

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Interest Rate Sensitivity

Well-positioned for rising rates



Loan Portfolio
(1Q22; period-end)
1 Month LIBOR
46%
1 Month SOFR
3%
1 Month BSBY
12%
Fixed Rate[1]
22%
2 Month+ Rate
5%
Prime-based
12%
Total
$49.6B



Beneficial Deposit Mix
(1Q22; average)
Commercial Noninterest-bearing
45%
Commercial Interest-bearing
19%
Retail Interest-bearing
26%
Retail Noninterest-bearing
10%
Total
$79.1B



Historical Loan Yield Beta[2,3]
(percentages; 4Q16 – 1Q19)
82
74
67
65
63
54
47
44
41
37
28
CMA
BOKF
FITB
CFR
MTB
FHN
SNV
HBAN
RF
ZION
KEY



Historical Deposit Rate Beta[2]
(percentages; 4Q16 – 1Q19)
41
27
27
25
21
21
20
18
17
17
16
12
FHN
FITB
HBAN
KEY
BOKF
CFG
CFR
SNV
RF
ZION
CMA
MTB

3/31/2022 • [1]Fixed rate loans include $5.7B receive fixed/pay floating (30-day) LIBOR, BSBY & SOFR interest rate swaps • [2]Source for peer data: S&P Global Market Intelligence • [3]CFG not available

Interest Rate Sensitivity

Using swaps & securities to realize market expectation for rising rates



Swap Rates Embed Market Expectation of Fed Actions
Implied Forward Curve 3/31/22
Rate expectations pulled forward result in higher NII...
...and reduce risk if/when rates fall
3.0%
2.0%
1.0%
0.0%
4/1/22
7/1/22
10/1/22
1/1/23
4/1/23
7/1/23
10/1/23
1/1/24
4/1/24
7/1/24
10/1/24
1/1/25
4/1/25
7/1/25
10/1/25
1/1/26
4/1/26
7/1/26
10/1/26
1/1/27
1-month BSBY
Fixed Rate

Benefit of Hedging

	Balances Added 1Q22[1]	Weighted Average Fixed Rate	Annualized Income Added[2]
Securities	$2.9B	2.46%	$59MM
Swaps	$3.5B	2.02%	$57MM
Total	**$6.4B**	**2.22%**	**$116MM**
Asset sensitivity reduction 12/31 – 3/31[3]			$ 32MM



Total Swaps $13.4B[4]
Including $2.5B Swaps added 3/31-4/25/22
($ in billions; period-end; blended received rate %)
1.84%
1.78%
1.93%
1.96%
1.93%
1.90%
1.89%
1.91%
1.91%
5.05
5.65
9.35
10.90
11.70
11.75
11.20
10.70
10.45
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

3/31/22 • Outlook as of 5/5/22 • [1]Net of 1Q22 maturities • [2]Net of cost of cash for securities & pay floating rate for swaps as of 3/31/22 • [3]For methodology see Company's Form 10-Q, as filed with the SEC. Estimate is based on simulation modeling analysis using standard asset sensitivity assumptions; $6.4B hedges added in 1Q22, contributed $32MM of total $45MM reduction in asset sensitivity • [4]Received fixed/pay floating swaps; Swap positions & rates as of 4/25/22 & historical results for 12/31/21 & 3/31/22; maturities extend through 2Q30

Securities Portfolio

Goal: Reduce asset sensitivity by gradually deploying excess liquidity over time as rates rise



Securities Portfolio
($ in billions)
14.9
15.4
16.0
16.6
17.3
17.0
18.8
10.3
11.1
12.3
13.3
14.4
14.0
16.0
1.89
1.82
1.76
1.71
1.74
1Q21 2Q21 3Q21 4Q21 1Q22
Average Balances
4Q21 1Q22
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields %



Securities Activity
($ in millions)
2.35%
2.32%
2.26%
2.17%
2.14%
2.47%
1.63%
1.85%
1.71%
1.91%
1,000
1,800
1,100
2,100
1,000
2,500
900
1,600
700
3,600
1Q21
2Q21
3Q21
4Q21
1Q22
Paydowns
Paydown Yield
Purchases
Purchase Yield

2Q22 through 4/25/22, $1.5B purchased at average yield of 3.40%

3/31/22

Interest Rate Sensitivity

Positioned for a rising rate environment

Standard Model Assumptions[1]
100bps (50bps average) linear, non-parallel rise

Loan Balances	Modest increase
Loan Spreads	Held at current levels
Deposit Balances	Moderate decrease
Interest-bearing Deposit Beta	~30%
Securities Portfolio	Held flat at current level
Hedging (Swaps)	No additions modeled

Sensitivity Analysis

Estimated Increase in Net Interest Income Over 12 months
Additional Scenarios are Relative to 1Q22 Standard Model
($ in millions)



~85
~125
~130
160
~170
~180
~310
25 bp Shock
50% Deposit Beta
$5B DDA Runoff
1Q22 Standard Model
50 bps Shock
10% Deposit Beta
200 bps increase

Management Outlook for Net Interest Income[2]

- Assuming 3/31 forward rate curve:
  - ~23% increase to FY22 relative to FY21
- Assuming only 50 bps May rate increase
  - >13% increase for FY22, relative to FY21 (including PPP)
  - ~15% increase for 2Q22, relative to 1Q22 (including PPP)
- Assumptions
  - Loan & deposit as outlined in outlook provided on earnings call
  - Swaps & securities at 3/31/22

Guiding Principles of Prudent Hedging Strategy[2]

- Provide a more consistent earnings trajectory through rate cycle
  - Current hedging immediately accretive to income by pulling forward market expectations, while reducing risk that rates do not reach expected levels (or fall)
- Goal is to moderate asset sensitive position as rates rise
  - Estimated $10B+ in additional hedges needed to reach moderated level (as of 3/31/22)
- Hedging on dollar-cost average basis avoids market bets

3/31/22 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis • [2]Outlook as of 5/5/22

Capital Management

Continue to focus on CET1 target of ~10%[1]


CET1[2]
10.13%
9.93%
7.0%
4Q21
1Q22
Tier 1[2]
10.70%
10.47%
8.5%
4Q21
1Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)


Attractive Dividend Yield[5]
(percentages; 3/31/22)
3.01
2.85
1.37
CMA
Peer Avg.
S&P 500


Shares Outstanding
(millions)
140
131
-6%
3/31/2021
3/31/2022

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend
  - $0.68/share or $89MM
- Return excess capital to shareholders
  - $35MM or 377,849 shares repurchased[3] in 1Q22
- Maintain strong debt ratings[4]
- CET1 target of ~10%[1]

3/31/22 • [1]Outlook as of 5/5/22 • [2]1Q22 estimated • [3]Shares repurchased under share repurchase program • [4]See Holding Company Debt Rating slide • [5]Source for peer data: S&P Global Market Intelligence

Credit Quality

Credit metrics remain strong

- $8MM of net charge-offs, or 6 bps
  - $18MM gross charge-offs ($20MM 4Q21)
    - $6MM legacy Energy Services
  - $10MM recoveries ($24MM 4Q21)
- $5MM increase in nonperforming assets
  - \+ $22MM retail (COVID-19-related deferrals ended 12/31/21)
  - \- $17MM commercial


Criticized Loans[1] Well Below Historic Average
($ in millions)
2,581
2,176
1,818
1,573
1,647
5.1
4.3
3.8
3.2
3.3
1Q21
2Q21
3Q21
4Q21
1Q22
Criticized/Loans %


Nonperforming Assets Remain Low
($ in millions)
325
320
296
269
274
0.64
0.64
0.62
0.55
0.55
1Q21
2Q21
3Q21
4Q21
1Q22
NPA/Loans %


Reserve Continued to Decline Gradually
($ in millions)
807
683
639
618
599
1.59
1.36
1.33
1.26
1.21
1Q21
2Q21
3Q21
4Q21
1Q22
ACL/Loans %

1Q22 compared to 4Q21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Credit Quality

Comerica Bank

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative, consistent underwriting standards
- Proactive, frequent customer dialogue



Net Charge-Offs / Loans
(percentages; 1Q22 average)
0.03 0.05 0.06 0.07 0.07 0.12 0.12 0.13 0.15 0.18 0.19 0.21
MTB ZION CMA HBAN FHN BOKF FITB KEY CFR CFG SNV RF



Allowance for Credit Losses / Loans
(percentages; 1Q22 period-end)
1.00 1.03 1.04 1.13 1.19 1.21 1.31 1.49 1.59 1.63 1.65 1.79
ZION SNV KEY FHN BOKF CMA CFG CFR RF MTB FITB HBAN



Net Charge-Offs Through Cycle
(as a % of average loans)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22
Total CMA
Peer Average

1Q22 • Source for peer data: S&P Global Market Intelligence

Energy Business Line

Credit quality continued to improve

Comerica Bank



Period-end Loans
($ in millions)
1,366
19
270
1,077
1,320
18
277
1,025
1,277
25
244
1,008
1,204
21
212
971
1,263
14
203
1,046
1Q21 2Q21 3Q21 4Q21 1Q22
Services
Midstream
Exploration & Production

- Exposure $3.1B / 41% utilization
- $6MM NCO related to legacy Energy Services
- Decreases in Criticized & Nonaccrual
- Spring redeterminations 22% completed
  - Most borrowing bases are increasing
- Hedged 50% or more of production
  - At least one year: 77% of customers
  - At least two years: 44% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P: 53% Oil, 21% Gas, 26% Oil/Gas

($ in millions; Period-end)	1Q22	4Q21	1Q21
Total PE loans	$1,263	$1,204	$1,366
% of total CMA	*2.5%*	*2.4%*	*2.7%*
Criticized[1]	$51	$58	$389
Ratio	*4.0%*	*4.8%*	*28.5%*
Nonaccrual	$12	$14	$93
Ratio	*1.0%*	*1.2%*	*6.8%*
Net charge-offs (recoveries)[2]	$6	$(19)	$(1)

3/31/22 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring & customer service
- Focus on full banking relationships
- As of 1Q22:
  - Comerica: 71% purchase
  - Industry: 55% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $2.2B (4Q21 $3.0B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
2,450
1,597
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22



MBA Mortgage Originations Forecast[1]
($ in billions)
893
689
697
594
582
4Q21
1Q22
2Q22
3Q22
4Q22
Purchase
Refinance

3/31/22 • [1]Source: Mortgage Bankers Association (MBA); Mortgage Finance Forecast as of 4/13/22; 4Q21 actual

National Dealer Services

75+ years of floor plan lending



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 8%
Ford 9%
GM 7%
Fiat/Chrysler 9%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 14%
Other Asian 12%
Other[1] 17%
Toyota/Lexus 15%
Total $4.3B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained low due to supply chain constraints



Average Loans
($ in billions)
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
3.8
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
0.6
0.6
0.6
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Floor Plan

3/31/22 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Very strong credit quality

Primarily Lower Risk Multifamily[1]
(1Q22 period-end)



Retail 9%
Office 9%
Single Family 2%
Other 2%
Land Carry 4%
Multi use 3%
Multifamily 45%
Industrial / Storage 26%
Total $5.6B

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 40% of Industrial/ Storage & 38% of Multifamily are construction loans[1,2]
- Majority high growth markets within footprint:
  - 42% California
  - 24% Texas

Total CRE Business Line Average Loans
($ in millions)



1Q18 5,259
2Q18 5,349
3Q18 5,316
4Q18 5,223
1Q19 5,315
2Q19 5,517
3Q19 5,658
4Q19 5,883
1Q20 6,210
2Q20 6,659
3Q20 6,683
4Q20 6,699
1Q21 6,690
2Q21 6,883
3Q21 6,797
4Q21 6,579
1Q22 6,604

Credit Quality
No significant net charge-offs since 2014
($ in millions)



1Q21 100 1.5% 3
2Q21 99 1.4% 2
3Q21 99 1.5% 2
4Q21 28 0.4% 1
1Q22 26 0.4% 1
NAL
Criticized[3]
% Criticized/Loans

3/31/22 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

~30 years of deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



1Q21 1,048
2Q21 949
3Q21 843
4Q21 841
1Q22 856

Average Deposits
($ in millions)



1Q21 6,216
2Q21 7,093
3Q21 7,448
4Q21 8,290
1Q22 7,341

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 10 offices throughout US & Canada

Customer Segment Overview[1]
(approximate; 1Q22 period-end loans)



Growth 50%
Early Stage 17%
Late Stage 33%
Total $0.8B

3/31/22 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Strong relationships with top-tier venture capital & private equity firms

- Customized solutions for venture capital & private equity firms
  - Credit Facilities
  - Treasury Management
  - Capital Markets, including syndication
- Customers in the US & Canada
- Drives connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
  - Commercial Real Estate
- Strong credit profile
  - No charge-offs
  - No criticized loans


Average Loans
($ in millions)
2,627
2,696
2,951
2,846
3,209
1Q21
2Q21
3Q21
4Q21
1Q22

3/31/22

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality


Average Loans
($ in millions)
1,476
1,683
1,844
1,834
1,954
1Q21
2Q21
3Q21
4Q21
1Q22

3/31/22

Paycheck Protection Program (PPP)

Supporting our customers

Comerica Bank



PPP Loans
($ in millions)
3,576
3,459
1,659
689
335
459
233
1Q21 2Q21 3Q21 4Q21 1Q22
4Q21 1Q22
Average Balances
Period-end

PPP Loans Since Inception[1]

- $4.9B funded / >20,000 applications processed
- $4.6B repaid, mostly forgiven
- FY20: PPP income $ 63MM ($2.5B average loans)
- FY21: PPP income $111MM ($2.3B average loans)



PPP Income[2]
($ in millions)
30.6
31.6
33.6
15.6
5.4
1Q21
2Q21
3Q21
4Q21
1Q22

3/31/22 • [1]Program to Date through 3/31/22 • [2]PPP income is reflected in net interest income

Net Interest Income

Benefit from loan & securities growth more than offset by decline in PPP revenue & 2 fewer days

Comerica Bank



Net Interest Income
($ in millions)
443
465
475
461
456
2.29
2.29
2.23
2.04
2.19
1Q21
2Q21
3Q21
4Q21
1Q22
Net Interest Margin %

$461MM		**4Q21**	**2.04%**
-10MM		**Loans**	**- 0.02**
	- 10MM	PPP[1] forgiveness	- 0.04
	- 6MM	Two fewer days	
	- 3MM	Nonaccrual activity	- 0.01
	+ 4MM	Rates, incl. swaps & floors	+ 0.02
	+ 5MM	Balances, ex. PPP	+ 0.01
+ 6MM		**Securities Balances**	**--**
- 1MM		**Fed Deposits**	**+ 0.17**
$456MM		**1Q22**	**2.19%**

52 bps negative impact on NIM from Fed balances

1Q22 compared to 4Q21 • [1]See Paycheck Protection Program (PPP) slide for more detail

Noninterest Income

Comerica Bank

Large decrease in warrant income & deferred comp as well as seasonal decline in customer activity



Noninterest Income[1]
($ in millions)
270
284
280
289
244
1Q21
2Q21
3Q21
4Q21
1Q22

Decreased $45MM

- \- $14MM Warrant-related Income (other noninterest income)
- \- $12MM Deferred Comp (other noninterest income; offset in noninterest expense)
- \- $ 6MM Commercial Lending (syndication/seasonal)
- \- $ 5MM Derivative Income[2] (CVA -$2MM, -$6MM change)
- \- $ 2MM Service Charges on Deposits (seasonal)
- \- $ 2MM Fiduciary
- \- $ 2MM Card (seasonal)
- \+ $ 2MM Bank Owned Life Insurance (BOLI)

1Q22 compared to 4Q21 • [1]Gains/(losses) related to deferred comp asset returns of $3MM 1Q21, $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22 (offset in noninterest expense) • [2] Credit Valuation Adjustment (CVA) $10MM 1Q21, $1MM 2Q21, $3MM 3Q21, $4MM 4Q21, ($2MM) 1Q22

Noninterest Expenses

Comerica Bank

Continue to maintain our expense discipline as we position for future growth



Noninterest Expenses[1]
($ in millions)
447
463
465
486
473
1Q21
2Q21
3Q21
4Q21
1Q22

New modernization initiatives totaling $6MM, including:

- Consulting
- Severance
- Asset impairment

Decreased $13MM

- \- $3MM Salaries & benefits
  - \- $12MM Deferred comp[1] (offset in noninterest income)
  - \- $10MM Staff insurance (mostly seasonal)
  - \- $ 8MM Performance-based incentives
  - \+ $23MM Annual stock comp
  - \+ $ 7MM Payroll taxes (seasonal)
- \- $6MM Occupancy (seasonal)
- \- $4MM Legal Fees (other noninterest expenses)
- \- $4MM Outside Processing (seasonal)
- \- $3MM Advertising (seasonal)
- \+ $8MM Operational Losses (other noninterest expenses)
- \+ $3MM FDIC expense

1Q22 compared to 4Q21 • [1]Gains/(losses) related to deferred comp plan of $3MM 1Q21, $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22 (offset in noninterest income)

Expense Management

Culture that drives efficiency in inflationary environment

- Carefully managing workforce
- Reallocating resources, as needed
- Supporting revenue generating activity
- Optimizing footprint, reducing square footage
- Consolidating or relocating banking centers
- Continued investment in technology

Average Loans + Deposits / Employee[1]
(1Q22; $ in millions)


18
17
16
16
15
15
14
13
13
11
SNV
CMA
CFG
FHN
KEY
FITB
ZION
HBAN
MTB
RF


Employees[1]
(FTE)
9,035
7,484
-17%
2012
1Q22
Real Estate
(sq. ft in millions)
5.55
4.24
-24%
2012
1Q22
NIX / Loans + Deposits
(average LTM; percentages)
2.4
1.9
1.6
1.5
2012
1Q22
Deposits / Branch[1]
(period-end; $ in millions)
107
86
179
159
2012
1Q22
CMA
Peer Avg.

3/31/22 • Source for peer data: S&P Global Market Intelligence • [1]1Q22 BOKF & CFR not available as of 5/4/22

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 5/4/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank